BORROWING	12 Months Ended
Dec. 31, 2024
BORROWING.
BORROWING

NOTE 14 – BORROWING:

 Credit agreement with HCRM

On February 23, 2020 (“Closing Date”), RedHill Inc. entered into a credit agreement and certain security documents (the “Credit Agreement”) with HCRM.

The Credit Agreement contained certain customary affirmative and negative covenants, including a financial covenant requiring RedHill Inc. to maintain a minimum level of cash, as well as a covenant requiring it to maintain minimum net sales. In 2022, the Company did not maintain certain covenants in the Credit Agreement. Subsequently, on February 2, 2023, the Company and RedHill Inc. reached an agreement with HCRM resulting in the extinguishment of all of RedHill Inc. debt obligations (including all principal, interest, revenue interest, prepayment premiums and exit fees) under the Credit Agreement in exchange for the transfer of its rights in Movantik® to Movantik Acquisition Co., an affiliate of HCRM. On July 15, 2024, the Company and RedHill Inc signed a Global Termination Agreement with Movantik Acquisition Co., Valinor Pharma, LLC, and HCR Redhill SPV, LLC, affiliates of HCRM. This agreement terminates the Credit Agreement from February 23, 2020, which was amended on February 2, 2023. See also note 15(6).

As described above, the Credit Agreement contained a financial covenant requiring the Company to maintain a level of cash liquidity, on any business day from the Closing Date to the maturity date, in accounts that are subject to HCRM’s control. Therefore, the amounts of minimum cash and cash equivalents are excluded from cash and cash equivalents in the Statements of Cash Flows for the relevant periods. Instead, the movements in this restricted cash are presented as financing activities in the Statements of Cash Flows. See also note 15(6).